SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

CARREKER CORPORATION
(Exact name of registrant as specified in charter)

Delaware	0-24201	75-1622836
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4055 Valley View Lane Dallas, Texas 75244 (Address of principal executive offices) (972) 458-1981 (Registrant's telephone number, including area code)

Item 7. Exhibits

99.1 Carreker Corporation press release dated June 3, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 9. Accordingly, this information will not be incorporated by reference into any registration statement filed by Carreker Corporation under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference. On June 3, 2003, Carreker Corporation issued a press release announcing its quarterly results for the first quarter fiscal 2003 ended April 30, 2003. A copy of this press release is attached as Exhibit 99.1.

Exhibit
Number	Description

99.1	Carreker Corporation press release dated June 3, 2003.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2003

CARREKER CORPORATION By: /s/ Terry L. Gage Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Carreker Corporation press release dated June 3, 2003.